UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2007


                           PROFILE TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   000-29196                 91-1418002
           --------                   ---------                 ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
       of incorporation)                                  Identification Number)

              2 Park Avenue, Suite 201
                   Manhasset, NY                                   11030
                   -------------                                   -----
      (Address of principal executive offices)                   (Zip Code)


                                  516-365-1909
                                  ------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 Section 1- Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     In June 2007, Profile Technologies, Inc. (the "Company") commenced a private offering of up to 1,300,000 shares of its common stock, par value $0.001 per share, at an offering price of $0.90 per share, exclusively to "accredited investors," as that term is defined under Rule 501 of Regulation D (the "2007 Offering"). The 2007 Offering is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

     On August 24, 2007, the Company conducted an initial closing of the 2007 Offering on the sale to four investors of an aggregate of 436,111 shares of common stock, for a total price of $392,500. As of August 29, 2007, the Company had closed on sales to a total of eight investors in the 2007 Offering for an aggregate amount of $562,800, or 625,333 shares of common stock. The sales were made pursuant to Subscription Agreements, the form of which Subscription Agreement is attached hereto as Exhibit 10.1, and is hereby incorporated by reference; such form will be used in connection with additional sales in the 2007 Offering.

     R.F. Lafferty & Co., Inc. is acting as a broker-dealer in connection with the 2007 Offering and is entitled to receive a commission equal to ten percent of sales that result from its broker-dealer services.

                    Section 3- Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

     Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is hereby incorporated by reference.

                  Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits

     Exhibit No.    Exhibit

     10.1 Form of Subscription Agreement by and between Profile Technologies, Inc. and investors in the 2007 Offering.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Profile Technologies, Inc.

                                              By: /s/ Henry E. Gemino
                                              -----------------------
                                              Name: Henry E. Gemino
                                              Title: Chief Executive Officer
                                              & Chief Financial Officer
                                              August 30, 2007

                                  EXHIBIT INDEX


     Exhibit No.    Exhibit

     10.1 Form of Subscription Agreement by and between Profile Technologies, Inc. and investors in the 2007 Offering.